                                                                   EXHIBIT 10.23

                                FOURTH AMENDMENT
                                       TO
             FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "AMENDMENT") dated effective as of November 9, 2001, is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the "COMPANY"), each of the subsidiaries of the Company listed on the signature pages attached to the Fourth Amended and Restated Revolving Credit Agreement (as defined herein) (the "SUBSIDIARIES") and such other subsidiaries of the Company which have become parties to the Fourth Amended and Restated Revolving Credit Agreement by execution of an Addendum (the "ADDENDUM BORROWERS") (the Company, the Subsidiaries and Addendum Borrowers are collectively, the "BORROWERS"), the Lenders listed on the signature pages attached to the Fourth Amended and Restated Revolving Credit Agreement (the "LENDERS"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.6 of the Fourth Amended and Restated Revolving Credit Agreement, the "AGENT"), COMERICA BANK, a Michigan banking association, as Floor Plan Agent for the Lenders (in such capacity together with any successor in such capacity pursuant to Section 12.13 of the Fourth Amended and Restated Revolving Credit Agreement, the "FLOOR PLAN AGENT"), BANK OF AMERICA, N.A., as Documentation Agent, U.S. BANK NATIONAL ASSOCIATION, and BANK ONE, N.A., as Co-Agents.

                              WITNESSETH:

         WHEREAS, on December 31, 1997, the Borrowers, the Lenders party thereto, the Agent and the Floor Plan Agent entered into the Revolving Credit Agreement (the "INITIAL AGREEMENT"), whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $125,000,000, to be used by the Borrowers for the purposes set forth in Section 9.9 of the Initial Agreement; and

         WHEREAS, on June 19, 1998, the Borrowers, the Lenders party thereto, the Agent and the Floor Plan Agent amended the Initial Agreement and entered into an Amended and Restated Revolving Credit Agreement (hereinafter called the "AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $345,000,000 to be used by the Borrowers for the purposes set forth in
Section 9.9 of the Amended and Restated Agreement; and

         WHEREAS, on November 10, 1998, the Borrowers, the Lenders party thereto, the Agent and the Floor Plan Agent amended the Amended and Restated Agreement and entered into the Second Amended and Restated Revolving Credit Agreement (hereinafter called the "SECOND AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $425,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Second Amended and Restated Agreement; and

         WHEREAS, on May 12, 1999, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Second Amended and Restated Agreement and entered into the Third Amended and Restated Revolving Credit Agreement (hereinafter called the "THIRD AMENDED AND RESTATED AGREEMENT") whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $500,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Third Amended and Restated Agreement; and

         WHEREAS, on October 15, 1999, and effective as of November 1, 1999, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Third Amended and Restated Agreement and entered into the Fourth Amended and Restated Revolving Credit Agreement whereby, upon the terms and conditions therein stated, such Lenders agreed to make loans to the Borrowers up to the aggregate amount of $1,000,000,000 to be used by the Borrowers for the purposes set forth in Section 9.9 of the Fourth Amended and Restated Agreement;

         WHEREAS, on March 7, 2000, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Fourth Amended and Restated Revolving Credit Agreement and entered into the Amendment to Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "FIRST AMENDMENT") whereby, upon the terms and conditions therein stated, such Lenders and the Borrowers agreed to amend the "Restricted Payments" provision set forth in
Section 10.13(d) of the Fourth Amended and Restated Revolving Credit Agreement;

         WHEREAS, on May 22, 2000, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Fourth Amended and Restated Revolving Credit Agreement and entered into the Second Amendment to Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "SECOND AMENDMENT") whereby, upon the terms and conditions therein stated, such Lenders and the Borrowers agreed to amend certain provisions of the Fourth Amended and Restated Revolving Credit Agreement;

         WHEREAS, on December 1, 2000, the Borrowers, the Lenders parties thereto, the Agent and the Floor Plan Agent amended the Fourth Amended and Restated Revolving Credit Agreement and entered into the Third Amendment to Fourth Amended and Restated Revolving Credit Agreement (hereinafter called the "THIRD AMENDMENT") whereby, upon the terms and conditions therein stated, such Lenders and the Borrowers agreed to amend certain provisions of the Fourth Amended and Restated Revolving Credit Agreement (the Fourth Amended and Restated Revolving Credit Agreement as amended by the First Amendment, the Second Amendment and Third Amendment is collectively referred to herein as the "FOURTH AMENDED AND RESTATED AGREEMENT");

         WHEREAS, the Borrowers, the Lenders, the Agent and the Floor Plan Agent mutually desire to further amend certain aspects of the Fourth Amended and Restated Agreement as set forth herein; and

         WHEREAS, unless otherwise expressly provided in this Amendment, capitalized terms used in this Amendment shall have the same meanings specified in the Fourth Amended and Restated Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE I
            CERTAIN DEFINED TERMS, ACCOUNTING TERMS AND CONSTRUCTION

         Section 1.1 Certain Defined Terms. As used in the Fourth Amended and Restated Agreement, the following terms are amended or added thereto, as applicable, and have the following meanings:

         "Collateral" means the collateral described in each of the Security Documents.

                                   ARTICLE II
                                    THE LOANS

         Section 2.1 Replacement Lenders. A new Section 5.17 is hereby added to the Fourth Amended and Restated Agreement as follows:

         Section 5.17 Replacement Lenders.

         (a) If any Lender (i) makes a demand for compensation pursuant to
         Section 5.8(a), (b) or (c), (ii) notifies the Agent of the unlawfulness of such Lender making or maintaining Eurodollar Loans as provided in
         Section 5.9, (iii) requests the Borrowers to make payments for Taxes or Other Taxes pursuant to Section 5.14, or (iv) gives the Agent notice as provided in Section 5.16(b) that it is unwilling to extend the Maturity Date or fails to provide approval of such extension, then in any such event the Company may, unless such Lender has notified the Company that the circumstances giving rise to such event no longer apply, terminate, in whole but not in part, the Commitments of such Lender (other than the Agent) (the "TERMINATED LENDER") at any time upon five Business Days' prior written notice to the Terminated Lender and the Agent (such notice referred to herein as a "NOTICE OF TERMINATION").

         (b) In order to effect the termination of the Commitments of a Terminated Lender, the Company shall (i) obtain an agreement with one or more Lenders to increase their Commitments or (ii) request any one or more other Persons to become a "Lender" in place and instead of such Terminated Lender and agree to accept its Commitments; provided, however, that such one or more other such Persons are Eligible Assignees reasonably acceptable to the Agent (such acceptance not to be unreasonably withheld or delayed) and become parties by executing an Assignment and Acceptance and (the Lenders or other Persons that agree to accept in whole or in part the Commitments being referred to herein as the "REPLACEMENT LENDERS"), such that the aggregate increased and/or accepted Commitments of the Replacement Lenders under clauses (i) and
         (ii) above equal the Commitments of the Terminated Lenders.

         (c) The Notice of Termination shall include the name of the Terminated Lender, the date the termination will occur (the "TERMINATION DATE"), the Replacement Lender or Replacement Lenders to which the Terminated Lender will assign its Commitments, and, if there will be more than one Replacement Lender, the portion of the Terminated Lender's Commitments to be assigned to each Replacement Lender.

         (d) On the Termination Date, (i) the Terminated Lender shall by execution and delivery of an Assignment and Acceptance assign its Commitments to the Replacement Lender or Replacement Lenders (pro rata, if there is more than one Replacement Lender, in proportion to the portion of the Terminated Lender's Commitments to be assigned to each Replacement Lender) indicated in the Notice of Termination and shall assign to the Replacement Lender or Replacement Lenders its Loans (if any) so assigned then outstanding (pro rata as aforesaid), (ii) the Terminated Lender shall endorse its applicable Note(s), payable without recourse, representation or warranty to the order of the Replacement Lender or Replacement Lenders (pro rata as aforesaid), (iii) the Replacement Lender or Replacement Lenders shall purchase the Note(s) held by the Terminated Lender (pro rata as aforesaid) at a price equal to the unpaid principal amount thereof plus interest and fees accrued and unpaid to the Termination Date, (iv) the Company and each of its Subsidiaries shall, upon request, execute and deliver, at its own expense, new Notes to the Replacement Lenders in accordance with their respective interests,

         (v) the Company shall, upon request, pay any compensation due to the Terminated Lender pursuant to Section 5.8, and (vi) the Replacement Lender or Replacement Lenders will thereupon (pro rata as aforesaid) succeed to and be substituted in all respects for the Terminated Lender to the extent of such assignment from and after such date with the like effect as if becoming a Lender pursuant to the terms of Section 13.3. To the extent not in conflict, the terms of Section 13.3 shall supplement the provisions of this Section 5.17.

                                   ARTICLE III
                              AFFIRMATIVE COVENANTS

         Section 3.1 Insurance. Section 9.3 of the Fourth Amended and Restated Agreement is hereby amended to read in its entirety as follows:

         Section 9.3 Insurance.

         (a) The Company will maintain, on a consolidated basis, insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated or as may be required in the Security Documents including, without limitation, with respect to Motor Vehicles owned by Floor Plan Borrowers, naming the Agent, for the benefit of the Lenders, as Mortgagee (in connection with any real estate collateral), lender loss payee and additional loss payee.

         (b) Unless the Company provides the Agent with evidence of the insurance coverage as required by the Agreement or any other Loan Document, the Agent (at its discretion, or acting at the request of the Floor Plan Agent) may purchase insurance at the Company's expense to protect the Lenders' interest. This insurance may, but need not, also protect the Company's interest. If the Collateral becomes damaged, the coverage the Agent purchases may not pay any claim the Company or any of its Subsidiaries makes or any claim made against the Company or any of its Subsidiaries. The Company may later cancel this coverage by providing evidence that the Company has obtained property coverage elsewhere.

         (c) The Company is responsible for the cost of any insurance purchased by the Agent. The cost of this insurance may be added to the Obligations. If the cost is added to the Obligations, the interest rate provided in Section 5.3 shall apply to such added amount. The effective date of coverage may be the date the Company's prior coverage lapsed or the date the Company failed to provide proof of coverage.

         (d) The Company acknowledges that the coverage the Agent purchases may be considerably more expensive than insurance the Company can obtain on its own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

         Section 3.2 Litigation and Other Notices. Section 9.6(a) of the Fourth Amended and Restated Agreement is hereby amended to read in its entirety as follows:

         (a) Judgment. The entry of any judgment or decree against the Company and/or any of its other Subsidiaries if the aggregate amount of such judgment or decree exceeds One Million Dollars ($1,000,000) (after deducting the amount with respect to which the Company or such Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing);

         Section 3.3 Demonstrators and Rental Motor Vehicles. Section 9.13 of the Fourth Amended and Restated Agreement is hereby amended to read in its entirety as follows:

         Section 9.13 Demonstrators and Rental Motor Vehicles. Each Borrower shall maintain records at the premises where the Motor Vehicles are kept evidencing which Motor Vehicles are being used as Demonstrators and Rental Motor Vehicles.

         Section 3.4 Permitted Acquisitions. Section 9.16(a) of the Fourth Amended and Restated Agreement is hereby amended to read in its entirety as follows:

         (a) Subject to the remaining provisions of this Section 9.16 applicable thereto and the requirements contained in the definition of Permitted Acquisition, the Company may, from time to time after the Closing Date, effect Permitted Acquisitions, as long as with respect thereto each of the following conditions are satisfied:

                           (i) no Default or Event of Default is in existence at
                   the time of the consummation of such proposed Acquisition or would exist after giving effect thereto, all representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties were made on and as of the date of such proposed Acquisition (both before and after giving effect thereto), and no other agreement, contract or instrument to which any Borrower is a party restricts such proposed Acquisition;

                           (ii) the Company shall have given the Agent and the
                   Lenders at least ten (10) days prior written notice of any such proposed Acquisition (each of such notices, a "PERMITTED ACQUISITION NOTICE"), which notice shall contain all information related to the Auto Dealer being acquired and the proposed Acquisition as required in the form of Acquisition Information worksheet attached hereto as Exhibit K, and such additional information as the Agent shall reasonably request, including, without limitation, delivery of the expert reports (if any) prepared by accounting, environmental, and/or other experts which the Company has obtained as the Agent shall reasonably request, and, if requested by Agent, a true and correct copy of the draft purchase agreement, letter of intent or description of material terms or similar agreements executed by the parties thereto in connection with such proposed Acquisition.

                           (iii) INTENTIONALLY DELETED

                           (iv) (A) as soon as available but not more than ten
                   (10) days after the execution thereof, a copy of the executed purchase agreement and all related agreements, schedules and exhibits with respect to such proposed Acquisition and (B) at the time of delivery of the purchase agreement, certification from the Company as to the purchase price for the acquisition (or a formula therefor) and the estimated amount of all related costs, fees and expenses and that, except as described, there are no other amounts which will be payable in connection with the respective proposed Acquisition;

                           (v) the Company shall have given the Agent and the
                   Lenders, at least ten (10) Business Days prior to the closing date of the proposed Acquisition, a good faith estimate made by the Company of its Consolidated Pro Forma EBITDA and Consolidated Pro Forma Floor Plan Interest Expense, the calculations for which, the

                   Company shall have furnished to the Agent together with audited statements from an auditor, satisfactory to the Agent, supporting such calculations for Pro Forma Floor Plan Interest Expense (except in the case of an Acquisition, the total consideration exclusive of stock or other equity consideration is $10,000,000 or less, in which event audited statements shall not be required); and

                           (vi) INTENTIONALLY DELETED

                           (vii) INTENTIONALLY DELETED

                           (viii) prior to the consummation of the respective
                   proposed Acquisition, the Company shall furnish the Agent and the Lenders an officer's certificate executed by the chief financial officer of the Company, certifying as to compliance with the requirements of the applicable preceding clauses (i) through (vii), containing the calculations required in this
                   Section 9.16(a). The consummation of each Permitted Acquisition shall be deemed to be a representation and warranty by the Company that all conditions thereto have been satisfied and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder.

                           (ix) For each Permitted Acquisition involving the
                   acquisition or creation of a direct or indirect Subsidiary of the Company, (i) not less than 100% of the capital stock or other equity interest of such Subsidiary shall be directly owned by the Company or another Borrower, and (ii) the Acquisition will not have the effect of causing or requiring any direct or indirect Subsidiary of the Company to be engaged in the sale of new Motor Vehicles of a different Manufacturer than the Manufacturer whose new Motor Vehicles such Subsidiary was authorized to sell prior to the Acquisition.

                           (x) The Required Lenders shall have consented in
                   writing to the proposed Acquisition prior to the closing thereof; provided, however, such consent shall be deemed to have been granted if the Required Lenders shall not have given written notice of consent or rejection to the Agent within seven (7) days after receipt by the Agent of the Permitted Acquisition Notice.

                                   ARTICLE IV
                               NEGATIVE COVENANTS

         Section 4.1 Indebtedness. A new Subsection 10.1(n) is hereby added to the Fourth Amended and Restated Agreement is hereby amended to read in their entirety as follows:

         (n) Indebtedness to non-Affiliated Persons (other than Subordinated Indebtedness) secured solely by Liens permitted under Section 10.2(i); provided that the aggregate amount of all Indebtedness permitted under this Section 10.1(n) is less than fifteen percent (15%) of Stockholders' Equity.

         Section 4.2 Liens. A new subsection 10.2(i) is hereby added to the Fourth Amended and Restated Agreement as follows:

         (i) Liens on real property, related real property rights (such as rents), improvements on such real property, including fixtures incorporated into such real property or improvements, and all proceeds in respect thereof, provided, that the aggregate amount of all Indebtedness secured by such Liens is less than fifteen percent (15%) of Stockholders Equity.

         Section 4.3 Interest Coverage Ratio. Section 10.15 of the Fourth Amended and Restated Agreement is hereby amended to read in its entirety as follows:

         Section 10.15 Interest Coverage Ratio. The Company will not permit (as of the end of any fiscal quarter) its Interest Coverage Ratio to be less than 2.25 to 1, such ratio to be calculated as of the end of each fiscal quarter of the Company based upon the four fiscal quarters immediately preceding such date of determination.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations Repeated. The representations and warranties of the Borrowers contained in the Fourth Amended and Restated Agreement and the other Loan Documents and otherwise made in writing by or on behalf of the Borrowers pursuant to the Fourth Amended and Restated Agreement and the other Loan Documents were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this Amendment, except for such changes in the facts represented and warranted as are not in violation of the Fourth Amended and Restated Agreement, this Amendment or the other Loan Documents or which were limited to an earlier date.

         Section 5.2 Loan Documents. All Loan Documents to which the Borrowers are a party are modified by this Amendment, whether or not such Loan Documents shall be expressly amended or supplemented in connection herewith.

         Section 5.3 Compliance with Obligations. The Borrowers have performed and complied with all agreements and conditions contained in the Fourth Amended and Restated Agreement and the Loan Documents required to be performed or complied with by the Borrowers prior to or at the time of delivery of this Amendment.

         Section 5.4 Defaults. There exists, and after giving effect to this Amendment will exist, no Default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an event of default under any loan agreement, note agreement, or trust indenture to which the Borrowers are a party.

                                   ARTICLE VI
                                EVENTS OF DEFAULT

         Section 6.1 Events of Default. Subsections 11.1(h) and (j) of the Fourth Amended and Restated Agreement are hereby amended to read in their entirety as follows:

         (h) default or defaults (other than defaults in the payment of principal or interest) shall be made with respect to any Indebtedness of any Borrower, if the total amount of such Indebtedness in default exceeds in the aggregate, an amount equal to Three Million Dollars ($3,000,000) and if the effect of any such default or defaults shall be to accelerate, or to permit the holder or obligee of any such Indebtedness (or any trustee on behalf of such holder or obligee) to accelerate (with or without notice or lapse of time or both), the maturity of any such Indebtedness; or any payment of principal or interest, regardless of amount, on any Indebtedness of the Borrowers which exceeds in the aggregate, an amount equal to Three Million Dollars ($3,000,000) shall not be paid when due, whether at maturity, by acceleration or otherwise (after giving effect to any period of grace as specified in the instrument evidencing or governing such Indebtedness);

         (j) there shall be entered against the Company or any of its Subsidiaries one or more judgments or decrees in excess of Seven Million Dollars ($7,000,000) in the aggregate at any one time outstanding for the Company and all such Subsidiaries and all such judgments or decrees in the amount of such excess shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof, excluding those judgments or decrees for and to the extent which the Company or any such Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing or for and to the extent which the Company or any such Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to the Required Lenders;

                                   ARTICLE VII
                                  MISCELLANEOUS

         Section 7.1 Extent of Amendments. Except as otherwise expressly provided herein, the Fourth Amended and Restated Agreement, the Loan Documents, the Notes and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Fourth Amended and Restated Agreement are herein ratified and confirmed and shall remain in full force and effect.

         Section 7.2 References. On and after the date on which this Amendment becomes effective, the terms, "THIS AGREEMENT," "HEREOF," "HEREIN," "HEREUNDER" and terms of like import, when used herein or in the Fourth Amended and Restated Agreement shall, except where the context otherwise requires, refer to the Fourth Amended and Restated Agreement, as amended by this Amendment.

         Section 7.3 Counterparts. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.4 Governing Law; Jurisdiction. This Amendment, the Agreement, the Notes, the other Loan Documents and all other documents executed in connection herewith, shall be deemed to be contracts and agreements executed by the Borrowers, the Agent, the Floor Plan Agent and the Lenders under the laws of the State of Texas and of the United States of America and for all purposes shall be governed by, and construed and interpreted in accordance with, the laws of said state and of the United States of America and as otherwise provided in the Agreement.


                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                     BORROWERS:

                     GROUP 1 AUTOMOTIVE, INC.,
                     a Delaware corporation

                     By:
                        -------------------------------------------------------
                     Name:    Scott L. Thompson
                              -------------------------------------------------
                     Title:   Senior Vice President
                              -------------------------------------------------

                     Group 1 Realty, Inc., a Delaware corporation; Koons Ford, Inc., a Florida corporation; Courtesy Ford, Inc., a Florida corporation; Flamingo Ford, Inc., a Florida corporation


                     By:
                        -------------------------------------------------------
                     Name:    Scott L. Thompson
                              -------------------------------------------------
                     Title:   Senior Vice President
                              -------------------------------------------------

                     Courtesy Nissan, Inc., a Texas corporation; Foyt Motors, Inc., a Texas corporation; Bob Howard Automotive-H, Inc., an Oklahoma corporation; Howard Pontiac-GMC, Inc., an Oklahoma corporation; Round Rock Nissan, Inc., a Texas corporation; Mike Smith Autoplaza, Inc., a Texas corporation; Smith, Liu & Kutz, Inc., a Texas corporation; Town North Nissan, Inc., a Texas corporation; Town North Suzuki, Inc., a Texas corporation; Mike Smith Automotive-N, Inc., a Texas corporation; Mike Smith Autoplex, Inc., a Texas corporation; Mike Smith Autoplex Buick, Inc., a Texas corporation; Mike Smith Autoplex Dodge, Inc., a Texas corporation; Mike Smith Autoplex-German Imports, Inc., a Texas corporation; Mike Smith Autoplex-V, Inc., a Texas corporation; Highland Autoplex, Inc., a Texas corporation; Mike Smith GM, Inc., a Delaware corporation; Mike Smith Motors, Inc., a Texas corporation; Mike Smith Imports, Inc., a Texas corporation; Jim Tidwell Ford, Inc., a Delaware corporation; Mike Smith Automotive-H, Inc., a Delaware corporation; Johns Automotive Group, Inc., a New Mexico corporation; GPI Acquisition-I, Inc., a Texas corporation; Harvey-T, Inc., a Delaware corporation; Harvey Holdings, Inc., a Delaware corporation; Howard-SI, Inc., a Delaware corporation; Howard-DC, Inc., a Delaware corporation; Howard-GM, Inc., a Delaware corporation; McCall-H, Inc., a Texas corporation; McCall-SI, Inc., a Texas corporation; Group 1 Associates, Inc., a Delaware corporation; GPI Atlanta-T, Inc.., a Delaware corporation; Danvers - DCII, Inc., a Delaware corporation; Danvers - DC, Inc., a Delaware corporation; Danvers - GM, Inc., a Delaware corporation; Danvers - S, Inc., a Delaware corporation; Danvers - SU, Inc., a Delaware corporation; Danvers - T, Inc., a Delaware corporation; Danvers - TL, Inc., a Delaware corporation; Danvers - DCIII, Inc., a Delaware corporation; Bob Howard Chevrolet, Inc., an Oklahoma corporation; Bob Howard Dodge, Inc., an Oklahoma corporation; Bob Howard Motors, Inc., an Oklahoma corporation; Bob Howard Nissan, Inc., an Oklahoma corporation; Howard-GM II, Inc., a Delaware corporation; Howard-H, Inc., a Delaware corporation; Howard-HA, Inc., a Delaware corporation; Bob Howard Automotive-East, Inc., an Oklahoma corporation; Bob Howard German Imports, Inc., an Oklahoma corporation; Casa Chevrolet, Inc., a

                     New Mexico corporation; Casa Chrysler Plymouth Jeep, Inc., a New Mexico corporation; Sunshine Buick Pontiac GMC Truck, Inc., a New Mexico corporation; Luby Chevrolet Co., a Delaware corporation; Perimeter Ford, Inc., a Delaware corporation; GPI Atlanta-FLM, Inc., a Delaware corporation; GPI Atlanta-F, Inc., a Georgia corporation; Key Ford, Inc., a Florida corporation; Shamrock Chevrolet, Inc., a Florida corporation; Group 1 DCP, Inc., a Delaware corporation


                     By:
                         ------------------------------------------------------
                     Name: Scott L. Thompson
                           ----------------------------------------------------
                     Title: President
                           ----------------------------------------------------

                     Maxwell Chrysler, Plymouth, Dodge, Jeep, Eagle, Ltd., a Texas limited partnership; Prestige Chrysler Plymouth South, Ltd., a Texas limited partnership; Prestige Chrysler Plymouth Northwest, Ltd., a Texas limited partnership; Maxwell Ford, Ltd., a Texas limited partnership; Colonial Chrysler-Plymouth, Ltd., a Texas limited partnership; Chaperral Dodge, Ltd., a Texas limited partnership; Lubbock Motors-F, Ltd., a Texas limited partnership; Lubbock Motors-T, Ltd., a Texas limited partnership; Rockwall Automotive-F, Ltd., a Texas limited partnership; Amarillo Motors-C, Ltd., a Texas limited partnership; Amarillo Motors-J, Ltd., a Texas limited partnership; Amarillo Motors-F, Ltd., a Texas limited partnership; GPI, Ltd., a Texas limited partnership; McCall - TL, Ltd., a Texas limited partnership; McCall - HA, Ltd., a Texas limited partnership; McCall - T, Ltd., a Texas limited partnership; Kutz - DC, Ltd., a Texas limited partnership; Lubbock Motors, Ltd., a Texas limited partnership; Maxwell-FII, Ltd., a Texas limited partnership; Lubbock Motors-S, Ltd., a Texas limited partnership, Amarillo Motors-SM, Ltd., a Texas limited partnership; Amarillo Motors-SH, Ltd., a Texas limited partnership; Maxwell-SM, Ltd., a Texas limited partnership; McCall-TII, Ltd., a Texas limited partnership; Rockwall Dodge, Ltd., a Texas limited partnership; Amarillo Motors-FM, Ltd., a Texas limited partnership

                     By: Group 1 Associates, Inc., a Delaware corporation, as general partner

                              By:
                                  ---------------------------------------------
                              Name: Scott L. Thompson
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                     Group 1 Holdings-DC, L.L.C., a Delaware limited liability company; Group 1 Holdings-F, L.L.C., a Delaware limited liability company; Group 1 Holdings-GM, L.L.C., a Delaware limited liability company; Group 1 Holdings-H, L.L.C., a Delaware limited liability company; Group 1 Holdings-N, L.L.C., a Delaware limited liability company; Group 1 Holdings-S, L.L.C., a Delaware limited liability company; Group 1 Holdings-T, L.L.C., a Delaware limited liability company

                     By: Group 1 Automotive, Inc., a Delaware corporation, as sole member

                              By:
                                  ---------------------------------------------
                              Name: Scott L. Thompson
                                    -------------------------------------------
                              Title: Senior Vice President
                                     ------------------------------------------

                     Harvey Operations-T, LLC, a Delaware limited liability company

                     By:      Harvey-T, Inc., a Delaware corporation, as sole
                              member

                              By:
                                  ---------------------------------------------
                              Name: Scott L. Thompson
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                     Harvey GM, LLC, a Delaware limited liability company; Harvey Ford, LLC, a Delaware limited liability company

                     By: Harvey Holdings, Inc., a Delaware corporation, as sole member

                              By:
                                  ---------------------------------------------
                              Name: Scott L. Thompson
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                     IRA Automotive Group, LLC, a Delaware limited liability company

                     By:      Danvers - T, Inc., a Delaware corporation, as
                              sole member

                              By:
                                  ---------------------------------------------
                              Name: Scott L. Thompson
                                    -------------------------------------------
                              Title: Vice President
                                     ------------------------------------------

                     Group 1 LP Interests-H, Inc., a Delaware corporation; Group 1 LP Interests-S, Inc., a Delaware corporation; Group 1 LP Interests-DC, Inc., a Delaware corporation; Group 1 LP Interests-F, Inc., a Delaware corporation; Group 1 LP Interests-GM, Inc., a Delaware corporation; Group 1 LP Interests-N, Inc., a Delaware corporation; Group 1 LP Interests-T, Inc., a Delaware corporation


                              By:
                                  ---------------------------------------------
                              Name: Mathew J. Baer
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                     Delaware Acquisition-DC, L.L.C., A Delaware limited liability company

                     By:      Group 1 LP Interests-DC, Inc., a Delaware
                              corporation

                              By:
                                  ---------------------------------------------
                              Name: Mathew J. Baer
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                     Delaware Acquisition-GM, L.L.C., a Delaware limited liability company

                     By:      Group 1 Interests-GM, Inc., a Delaware
                              corporation

                              By:
                                  ---------------------------------------------
                              Name: Mathew J. Baer
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                     Delaware Acquisition-T, L.L.C., a Delaware limited liability company

                     By:      Group 1 LP Interests-T, Inc., a Delaware
                              corporation

                              By:
                                  ---------------------------------------------
                              Name: Mathew J. Baer
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                     Delaware Acquisition-F, L.L.C., a Delaware limited liability company

                     By:      Group 1 LP Interests-F, Inc., a Delaware
                              corporation

                              By:
                                  ---------------------------------------------
                              Name: Mathew J. Baer
                                    -------------------------------------------
                              Title: President
                                     ------------------------------------------

                     AGENT AND ISSUING BANK:

                     THE CHASE MANHATTAN BANK

                     By:
                         ------------------------------------------------------
                     Name: James R. Dolphin
                           ----------------------------------------------------
                     Title: Senior Vice President
                            ---------------------------------------------------

                     FLOOR PLAN AGENT AND SWING LINE BANK:

                     COMERICA BANK

                     By:
                         ------------------------------------------------------
                     Name: Joseph A. Moran
                           ----------------------------------------------------
                     Title: Senior Vice President
                            ---------------------------------------------------

                    LENDERS:

                    AMARILLO NATIONAL BANK

                    By:
                        -------------------------------------------------------
                    Name: R. Wesley Savage
                          -----------------------------------------------------
                    Title: Executive Vice President
                           ----------------------------------------------------

                    Address:           P. O. Box 1
                                       Amarillo, Texas 79105

                    Telecopy No.:      (806) 378-8395

                    BMW FINANCIAL SERVICES N.A., INC.

                    By:
                        -------------------------------------------------------
                    Name:
                          -----------------------------------------------------
                    Title:
                           ----------------------------------------------------


                    Address:           5515 Parkcenter Circle
                                       Dublin, OH 43017

                    Telecopy No.:      (800) 362-4269

                    BANK OF AMERICA, N.A.

                    By:
                        -------------------------------------------------------
                    Name: Bruce Clay
                          -----------------------------------------------------
                    Title: Senior Vice President
                           ----------------------------------------------------

                    Address:           110 Cypress Station Drive,
                                       Suite 200
                                       Houston, TX  77090

                    Telecopy No.:      (281) 537-3246

                    BANK OF OKLAHOMA, N.A.

                    By:
                        -------------------------------------------------------
                    Name: Laura Christofferson
                          -----------------------------------------------------
                    Title: Senior Vice President
                           ----------------------------------------------------

                    Address:           201 Robert S. Kerr
                                       Oklahoma City, OK  73102

                    Telecopy No.:      (405) 272-2588

                    BANK ONE, N.A.

                    By:
                        -------------------------------------------------------
                    Name: Jeffrey D. Edge
                          -----------------------------------------------------
                    Title: Vice President
                           ----------------------------------------------------

                    Address:           1424 East North Belt,
                                       Suite 100
                                       Houston, TX  77032

                    Telecopy No.:      (281) 985-2931

                    THE CHASE MANHATTAN BANK

                    By:
                        -------------------------------------------------------
                    Name: James R. Dolphin
                          -----------------------------------------------------
                    Title: Senior Vice President
                           ----------------------------------------------------

                    Address:           712 Main Street
                                       5-CBBE-78
                                       Houston, TX  77002

                    Telecopy No.:      (713) 216-6004

                    CHRYSLER FINANCIAL COMPANY, L.L.C.

                    By:
                        -------------------------------------------------------
                    Name: R. D. Knight
                         ------------------------------------------------
                    Title: Vice President
                           ----------------------------------------------------

                    Address:           Dealer Credit Department
                                       27777 Franklin Road
                                       Southfield, MI  48034

                    Telecopy No.:      (248) 948-3838

                    COMERICA BANK

                    By:
                        -------------------------------------------------------
                    Name: Joseph A. Moran
                          -----------------------------------------------------
                    Title: Senior Vice President
                           ----------------------------------------------------


                    Address:           411 West Lafayette
                                       MC3517, 8th Floor
                                       Detroit, MI  48226

                    Telecopy No.:      (313) 222-7284

                    FORD MOTOR CREDIT COMPANY

                    By:
                        -------------------------------------------------------
                    Name: William C. Van Horn
                          -----------------------------------------------------
                    Title: Major Accounts Executive
                           ----------------------------------------------------

                    Address:           The American Road
                                       Dearborn, MI  48121

                    Telecopy No.:      (313) 390-5459

                    MERCEDES BENZ CREDIT CORPORATION

                    By:
                        -------------------------------------------------------
                    Name:
                          -----------------------------------------------------
                    Title:
                           ----------------------------------------------------

                    Address:           600 Embassy Row
                                       Suite 160
                                       Atlanta, GA  30328

                    Telecopy No.:      (800) 837-7272

                    WELLS FARGO AUTO FINANCE

                    By:
                        -------------------------------------------------------
                    Name:    Marvin P. Harvey
                          -----------------------------------------------------
                    Title:
                           ----------------------------------------------------

                    Address:           One O'Connor Plaza, Fourth Floor
                                       Victoria, TX  77902

                    Telecopy No.:      (361) 574-5854

                    TOYOTA MOTOR CREDIT CORPORATION

                    By:
                        -------------------------------------------------------
                    Name:    Tom Brubaker
                          -----------------------------------------------------
                    Title:
                           ----------------------------------------------------

                    Address:           19001 South Western Avenue
                                       Torrance, CA  90509-2958

                    Telecopy No.:      (800) 643-9811

                    U.S. BANK NATIONAL ASSOCIATION

                    By:
                        -------------------------------------------------------
                    Name:
                          -----------------------------------------------------
                    Title:
                           ----------------------------------------------------

                    Address:           10800 N.E. 8th Street
                                       Suite 900
                                       Bellevue, WA  98004

                    Telecopy No.:      (425) 450-5762

                    CHASE AUTO FINANCE

                    By:
                        -------------------------------------------------------
                    Name:  David Drumm
                           ----------------------------------------------------
                    Title:
                          -----------------------------------------------------

                    Address:          900 Stewart Avenue, First Floor
                                      Garden City, NY  11530

                    Telecopy No.:     (516) 745-4558

                    SOVEREIGN BANK

                    By:
                         ------------------------------------------------------
                    Name:  Kyle Bourque
                           ----------------------------------------------------
                    Title: Vice President
                           ----------------------------------------------------

                    Address:          75 State Street
                                      Boston, MA  02109

                    Telecopy No.:     (617) 757-5582